EXHIBIT 10.4

ATLAS 2000 SYSTEM

ASSIGNMENT, CONTRIBUTION AND LICENSE AGREEMENT

BETWEEN

WILLIAMS ENERGY SERVICES, LLC, AND

AND

WILLIAMS ENERGY PARTNERS L.P.

ASSIGNMENT, CONTRIBUTION AND LICENSE AGREEMENT

THIS ASSIGNMENT, CONTRIBUTION AND LICENSE AGREEMENT (the “Agreement”) effective as of this 17th day of June, 2003 (the “Effective Date”), by and between Williams Energy Services, LLC, a Delaware limited liability company (“WES”), and Williams Energy Partners, L.P., a Delaware limited partnership (the “Partnership”).

RECITALS

A.                                   This Agreement is entered into by the parties hereto in connection with that certain Purchase Agreement, dated April 18, 2003 as amended by Amendment No. 1 thereto, dated May 5, 2003 (as so amended, the “Purchase Agreement”), among the WEG Acquisitions, L.P., a Delaware limited partnership (“Buyer”), WES, Williams Natural Gas Liquids, Inc. and Williams GP LLC.

B.                                     Effective as of the Closing Date (as defined in the Partnership Agreement), WES desires to assign and transfer all right, title and interest to the Atlas Software (as defined herein) and to contribute the Hardware and convey all title in such Hardware (as defined herein) to the Partnership; and, pursuant to Section 4.11(a) of the Purchase Agreement, the Buyer has designated the Partnership to receive such assignments and contributions.

C.                                     Upon such assignment, the Partnership desires (i) to grant to WES a worldwide, nonexclusive, royalty-free, irrevocable license (except in accordance with the express provisions herein), nontransferable (other than to Affiliates (as defined below)), without right to sublicense (except to Affiliates of WES, Williams Bio-Energy LLC, a Delaware limited liability company (“WBE”), and WBE’s Affiliates), to use, copy, modify, enhance, and upgrade the ATLAS 2000 System to support any business currently owned or operated by any Selling Party (as defined in the Purchase Agreement) (or Affiliate thereof) or WBE (or Affiliate thereof), and (ii) to maintain and support the ATLAS 2000 System as further provided herein.

D.                                    Upon transfer to the Partnership (or a Partnership Entity) of the employees of WES or its Affiliates that support and maintain the ATLAS Software (the “ATLAS Employees”), WES desires to assign to the Partnership the right to receive any payments in respect of such support and maintenance services that the Partnership may receive from WBE in connection with its sublicense to WBE.

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      DEFINITIONS

1.1                                 Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings corresponding thereto as set forth in this Section 1.1.  Other terms defined herein have the meanings so given them.  A defined term has its defined meaning throughout this Agreement and in each Exhibit hereto, regardless of whether such term appears before or after the place where it is defined.

(a)                                  “Affiliate” means with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(b)                                 “ATLAS Employees” means those G&A Employees (as defined in the Transition Services Agreement) performing those G&A Services (as defined in the Transition Services Agreement) contemplated by Item 5.a of Schedule “A” of the Transition Services Agreement.

(c)                                  “ATLAS Software” means the ATLAS 2000 System, as more fully described in Exhibit A-1, the object code thereof, all software user manuals, reference manuals and installation guides, or portions thereof (if any), which are related to the ATLAS Software, and all rights to the Intellectual Property embodied in or relating to any of the forgoing.

(d)                                 “Confidential Information” means: (i) the ATLAS Software and any Derivative Works related thereto and (ii) any business or technical information of WES or the Partnership or their respective Affiliates, including but not limited to any information relating to WES’ or the Partnership’s product plans, designs, costs, product prices and names, finances, marketing plans, business opportunities, personnel, research, development or know-how that is designated by the disclosing party as “confidential” or “proprietary” and, if orally disclosed, reduced to writing by the disclosing party within thirty (30) days of such disclosure.

(e)                                  “Derivative Works” means works that are based upon one (1) or more pre-existing works, such as: (i) for copyrightable or copyrighted material, any translation, portation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment, revision or other form in which such material may be recast, transformed, or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material that is protected by trade secret, any new material derived from such existing trade secret material, including new material that may be protected by any of copyright, mask work right, patent, and trade secret.

(f)                                    “Hardware” means the computer equipment set forth and identified in Exhibit B.

(g)                                 “Knowledge” means the actual knowledge, after reasonable inquiry, of those individuals named in Section 9.16(g) of the Purchase Agreement.

(h)                                 “Intellectual Property” mean and include all intellectual property of any kind, both foreign and domestic, including, without limitation, all patents, trademarks, service marks, trade names, trade dress, (and the goodwill associated with each), copyrights, confidential and proprietary information (including trade secrets and know-how), and registrations and applications for registration of any of the foregoing.

(i)                                     “Marks” means those trademarks, trade names, service marks, logos, designs and insignias, as identified in Exhibit C

(j)                                     “Partnership Entities” has the meaning assigned to such term in Section 2.4(a) of the Purchase Agreement, but excludes the Partnership.

(j)                                     “Transition Services Agreement” has means the Transition Services Agreement, dated the date hereof, by and between the Buyer and The Williams Companies, Inc.

1.2                                 Construction.  As used in this Agreement, unless expressly stated otherwise, references to (a) “including” mean “including, without limitation” and (b) “or” mean “either or both.”  Unless otherwise specified, all references in this Agreement to Sections, Schedules or Exhibits are deemed references to the corresponding sections, schedules or exhibits in this Agreement.  All monetary values set forth in this Agreement shall be deemed to be in U.S. Dollars and do not include taxes unless otherwise clearly stated.

2.                                      ASSIGNMENT AND CONTRIBUTION

2.1                                 ATLAS Software.  WES hereby assigns, grants, bargains, sells, conveys, and sets over unto the Partnership (or a Partnership Entity designated in writing by the Partnership) and the Partnership hereby accepts, or shall cause such Partnership Entity to accept, all of WES’ right, title, and interest in, to, and under the ATLAS Software effective as of the Effective Date, subject to the terms of this Agreement.

2.2                                 Marks.  WES hereby assigns, grants, bargains, sells, conveys, and sets over unto the Partnership (or a Partnership Entity designated in writing by the Partnership) and the Partnership hereby accepts, or shall cause such Partnership Entity to accept, all of WES’ right, title, and interest in, to, and under the Marks, including all goodwill associated with the Marks, effective as of the Effective Date, subject to the terms of this Agreement.

2.3                                 Hardware.  WES hereby contributes to the Partnership (or a Partnership Entity designated in writing by the Partnership) and the Partnership hereby accepts, or shall cause such Partnership Entity to accept, all of WES’ right, title, and interest in, the Hardware effective as of the Effective Date to have and to hold the hardware unto the Partnership, its successors and assigns, forever, subject to the terms of this Agreement.

3.                                      LICENSES

3.1                                 ATLAS Software License Grant.  Subject to the terms and conditions of this Agreement and solely to the extent that it received from WES under the terms and conditions of this Agreement the ability to grant such a license, the Partnership hereby grants to WES a worldwide, nonexclusive, royalty-free, irrevocable (except in accordance the terms herein) license, nontransferable (other than to Affiliates of WES) without right to sublicense (except as provided in clause (b) and (c) below):

(a)                                  to use, copy, modify, enhance, upgrade and produce Derivative Works of the ATLAS Software, in object or source code form;

(b)                                 to sublicense the ATLAS Software to any Affiliate of WES; and

(c)                                  to sublicense the ATLAS Software to WBE or any Affiliate thereof.

3.2                                 Trademark License Grant:  Subject to the terms and conditions of this Agreement and solely to the extent that it received from WES under the terms and conditions of this Agreement the ability to grant such a license, the Partnership hereby grants to WES a worldwide, nonexclusive, royalty-free, irrevocable (except in accordance the terms herein) license, nontransferable (other than to Affiliates of WES) without right to sublicense (except to WBE or any Affiliate thereof), to use the Marks, and to reproduce and use such Marks only in connection with the use, provision, sublicensing (as permitted pursuant to Section 3.1 (b) and (c)), of the ATLAS Software.  WES agrees that the nature and quality of its use of the Marks shall conform to the standard set by and be under the control of the Partnership.  Such standard shall at a minimum specifically be the type and quality of goods and products that historically have been associated with the Marks.  WES shall ensure that all sub-licensees of the

Marks by written agreement also are bound to the forgoing standard.  The use of such Marks by WES and its Affiliates shall inure solely to the benefit of the Partnership and nothing contained herein shall be construed to grant any ownership interest in or to such Marks.

3.3                                 Third Party Consents. Notwithstanding the foregoing provisions of this Section 3, in the event that the consent of any third-party vendor is required in connection with the grants of the licenses described in Sections 3.1 and 3.2 above, the Partnership shall be relieved of its obligations thereunder unless and until any such consent is obtained by WES in a form reasonably acceptable to the Partnership.

3.4                                 Restrictions. The Partnership reserves all rights and licenses to the ATLAS Software not expressly granted to WES under this Agreement.

3.5                                 Ownership. WES and the Partnership each agree that any new Derivative Works related to the ATLAS Software will be owned by the party developing such Derivative Works.

4.                                      MAINTENANCE AND SUPPORT SERVICES

4.1                                 Maintenance and Support Services.  Subject to the limitations in Section 4.5 and to the such other limitations as are stated herein, the Partnership will (or will cause the appropriate Partnership Entity or Entities to) maintain and support the ATLAS Software, at the Partnership’s (or any Partnership Entity’s, as the case may be) sole expense, so as to provide WES (and any Affiliate of WES) and WBE (and any Affiliate of WBE) with the same quantity of processing, maintenance and support services as each such entity, respectively, is receiving as of the date of Closing and with the same quality of maintenance and support services as the current licensees (and sub-licensees) of the ATLAS Software are receiving as of the date of Closing (the “Services”). The aforementioned quality, which the parties agree to be synonymous with performing the Services in a good and workmanlike fashion, is the sole and exclusive standard of care that will be applied to measure the Partnership’s (or the appropriate Partnership Entity’s or Entities’) performance of the Services.  The Partnership (or any Partnership Entity, as the case may be) shall, to the extent that the Partnership (or any Partnership Entity, as the case may be) produces any upgrades, enhancements, updates or new versions of the ATLAS Software, in a commercially reasonable manner and time (i) provide such to WES (and any licensee or sub-licensee) under the terms of this Agreement, and (ii) make available to WES (and its licensees or sub-licensees) any Derivative Works which it creates that are materially different from the present version of ATLAS Software. Such upgrades, enhancements, updates or new versions of the ATLAS Software shall be governed by the same license and license restrictions as governs the ATLAS Software in this Agreement.  FOR ANY BREACH BY THE PARTNERSHIP (OR THE APPROPRIATE PARTNERSHIP ENTITY OR ENTITIES) OF THE FORGOING OBLIGATIONS, WES (OR ANY LICENSEE’S OR SUB-LICENSEE’S) SOLE AND EXCLUSIVE REMEDY SHALL BE RE-PERFORMANCE OF THE UNSATISFACTORY SERVICES OR THE DELIVERY OF THE PARTICULAR ITEMS.

4.2                                 Additional Maintenance and Support Services.  The provision of any additional maintenance and support services not described herein to any of the forgoing entities or to any future licensees shall be governed by subsequent arm’s-length negotiations.

4.3                                 Assignment of Support Payments. Effective as of the date that the ATLAS Employees are transferred to the Partnership (or a Partnership Entity designated in writing by the Partnership or Buyer) pursuant to the Transition Services Agreement, WES hereby assigns to the Partnership (or a Partnership Entity designated in writing by the Partnership or Buyer) the right to receive any payments in respect of such support and maintenance services that it may receive from WBE in connection with its sublicense to WBE or any other arrangement between the parties.

4.4                                 Duration.  The Partnership will provide the Services to each of the entities listed in Section 4.1 for so long as that particular entity continues to use (and/or sublicense) the ATLAS 2000 System.

4.5                                 Limitations.  The Partnership’s obligation to WES, a specific licensee or sub-licensee under this Section 4 and the Partnership’s obligation to provide certain aspects of the Services to such party shall be limited to the extent that:  (i) the party makes any change or modification to the ATLAS Software that materially, negatively affects or precludes the provision of such particular aspect of the Services, (ii) the party combines the ATLAS Software with products or programs not utilized by the party as of the date of Closing, if such combination materially increases the time or cost required for the Partnership to perform such particular aspect of the Services or (iii) the party modifies, changes or replaces any hardware connected with the ATLAS Software if such modification, change or replacement individually or in combination with other modifications, changes or replacements materially increases the time or cost required for the Partnership to perform such particular aspect of the Services.

4.6                                 In addition, in the event that the consent of any third-party vendor is required in connection with the performance of the Partnership’s (or any Partnership Entity’s) obligations under this Section 4, the Partnership (and any such Partnership Entity) shall be relieved of its obligations unless and until any such consent is obtained by WES in a form reasonably acceptable to the Partnership.

5.                                      SUPPORTING SOFTWARE

5.1                                 Supporting Software. All software which relates to or is required for the operation of the ATLAS Software is set forth on Schedule A-2 (the “Supporting Software”).

5.2                                 Migration Supporting Software.  The IT Migration Plan (as defined in the Purchase Agreement) will identify the software to be included in the Migration Assets (as defined in the Purchase Agreement) that the Partnership will use in lieu of the Supporting Software (the “Migration Supporting Software”); provided, the Migration Supporting Software may, but is not required to, include all or a portion of the Supporting Software.

6.                                      CONFIDENTIALITY

6.1                                 Use and Disclosure Restrictions.  During the term of this Agreement, and for a period of two (2) years after any termination of this Agreement, each party will not use another party’s Confidential Information except as permitted herein, and will not disclose such Confidential Information to any third party except to employees and consultants as is reasonably required in connection with the exercise of its rights and obligations under this Agreement (and only subject to binding use and disclosure restrictions at least as protective as those set forth herein executed in writing by such employees and consultants).  However, each party may disclose Confidential Information of another party:  (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the disclosing party gives reasonable notice to the other parties to contest such order or requirement; and (ii) on a confidential basis to legal or financial advisors.  Notwithstanding the foregoing, the parties’ confidentiality obligations with respect to all source code shall continue in perpetuity, unless such source code becomes non-confidential in accordance with Section 6.2, below.

6.2                                 Exclusions.  Confidential Information shall not include information that:  (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known to the receiving party at the time of disclosure without violation of any confidentiality restriction and without any restriction on the receiving party’s further use or disclosure; (iii) is independently developed by the receiving party without use of the disclosing party’s Confidential Information; or (iv) is rightfully received from a third party not under an obligation as to disclosure of such information.

7.                                      WARRANTIES

7.1                                 WES Warranties.

(a)                                  WES represents and warrants to the Partnership that:  (i) it has full power and authority to enter into this Agreement; (ii) it has sufficient right and authority to carry out its obligations hereunder and to grant, assign or contribute, as appropriate, the ATLAS Software, the Marks and the Hardware to the Partnership hereunder, and (iii) to WES’ Knowledge, the ATLAS Software and the Marks do not violate any rights relating to the Intellectual Property any third party.

(b)                                 WITHOUT LIMITING IN ANY WAY THE APPLICABLE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT, THE WARRANTIES IN THIS SECTION 7.1 ARE IN LIEU OF ALL OTHER WARRANTIES MADE BY WES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND INFRINGEMENT, EXCEPT AS SET FORTH IN THIS SECTION 7.1.  WES DOES NOT WARRANT THAT THE ATLAS SOFTWARE IS ERROR-FREE OR THAT ANY USE THEREOF BY THE PARTNERSHIP OR ANY LICENSEE OR SUB-LICENSEE WILL BE UNINTERRUPTED.

7.2                                 PartnershipWarranties.

(a)                                  The Partnership represents and warrants to WES that: (i) it has full power and authority to enter into this Agreement; and (ii) it has sufficient right and authority to carry out its obligations hereunder and to grant to WES and its Affiliates all licenses and rights that the Partnership is granting to WES and its Affiliates hereunder, and (iii) to the Partnership’s knowledge, any updates, upgrades, enhancements or Derivative Works provided to WES and its Affiliates pursuant to Section 4.1, do not violate any rights relating to the Intellectual Property any third party.

(b)                                 THE WARRANTIES IN THIS SECTION 7.2 ARE IN LIEU OF ALL OTHER WARRANTIES MADE BY THE PARTNERSHIP, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND INFRINGEMENT, EXCEPT AS SET FORTH IN THIS SECTION 7.2.  THE PARTNERSHIP DOES NOT WARRANT THAT THE ATLAS SOFTWARE IS ERROR-FREE OR THAT

ANY USE THEREOF BY WES OR ANY LICENSEE OR SUB-LICENSEE WILL BE UNINTERRUPTED.

8.                                      INDEMNIFICATION

8.1                                 WES will defend at its expense any suits against the Partnership or any Partnership Entity based upon a claim that the ATLAS Software or the Marks, as assigned hereunder, infringes any rights related to the Intellectual Property of any third party and will pay any damages, costs and expenses finally awarded in any such suit (including without limitation reasonable attorneys’ fees) provided that the Partnership or the applicable Partnership Entity:  (i) promptly notifies WES in writing of the suit; (ii) provides WES with sole control and authority to defend and settle such suit; and (iii) provides WES, at WES’ expense, with all reasonable assistance and information requested by WES for the defense and settlement of such suit.  WES may, in its sole discretion, settle any such claim on a basis requiring WES to substitute for the ATLAS Software alternative substantially equivalent non-infringing programs. In the event that any preliminary injunction, temporary restraining order or final injunction shall be obtained, WES shall, at its sole option, either: (a) obtain the right for continued use of the infringing portions of the ATLAS Software; or (b) modify the infringing portions so as to avoid such infringement while obtaining at least equivalent functionality; or (c) substitute for the infringing portions of the ATLAS Software alternative equivalent software and supporting documentation.

8.2                                 WES will have no obligation under this Section 8 for any claim of infringement or misappropriation that arises from:  (i) the combination of the ATLAS Software with products, programs, or data not furnished by WES, if such claim would have been avoided by the use of the ATLAS Software as provided by WES without such combination; or (ii) the modification of the ATLAS Software by the Partnership, if such claim would have been avoided by use of the unmodified ATLAS Software.

8.3                                 The Partnership will defend at its expense any suits against WES based upon a claim that any updates, upgrades, enhancements or Derivative Works provided to WES and its Affiliates pursuant to Section 4.1 infringe any rights related to the Intellectual Property of any third party and will pay any damages, costs and expenses finally awarded in any such suit (including without limitation reasonable attorneys’ fees) provided that:  (i) WES promptly notifies the Partnership in writing of the suit; (ii) WES provides the Partnership with sole control and authority to defend and settle such suit; and (iii) WES provides the Partnership, at the Partnership’s expense, with all reasonable assistance and information requested by the Partnership for the defense and settlement of such suit.  The Partnership may, in its sole discretion, settle any such claim on a basis requiring the Partnership to substitute for the ATLAS Software alternative substantially equivalent non-infringing programs. In the event that any preliminary injunction, temporary restraining order or final injunction shall be obtained, the Partnership shall, at its sole option, either:  (a) obtain the right for continued use of the infringing portions of the ATLAS Software; or (b) modify the infringing portions so as to avoid such infringement while obtaining at least equivalent functionality; or (c) substitute for the infringing portions of the ATLAS Software alternative equivalent software and supporting documentation.

8.4                                 The Partnership will have no obligation under this Section 8 for any claim of infringement or misappropriation that arises from:  (i) the combination of the ATLAS Software (or updates, upgrades, enhancements or Derivative Works provided to WES and its Affiliates pursuant to Section 4.1) with products, programs, or data not furnished by the Partnership, if such claim would have been avoided by the use of the Atlas Software (or updates, upgrades, enhancements or Derivative Works provided to WES and its Affiliates pursuant to Section 4.1) as provided by the Partnership without such combination; or (ii) the modification of the ATLAS Software (or the updates, upgrades, enhancements or Derivative Works provided to WES and its Affiliates pursuant to Section 4.1), if such claim would have been avoided by use of the ATLAS Software (or the updates, upgrades, enhancements or Derivative Works provided to WES and its Affiliates pursuant to Section 4.1) as provided by the Partnership without such modification.

8.5                                 THE FOREGOING ARE WES’ AND THE PARTNERSHIP’S SOLE AND EXCLUSIVE OBLIGATIONS, AND THEIR RESPECTIVE SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS RELATING TO THE ATLAS SOFTWARE.

9.                                      LIMITATION OF LIABILITY

9.1                                 THE PARTNERSHIP SHALL NOT BE LIABLE IN ANY WAY FOR SERVICES TO THE EXTENT SUCH SERVICES ARE PERFORMED IN ACCORDANCE WITH THE STANDARD OF CARE SPECIFIED IN SECTION 4.  REGARDLESS OF WHETHER ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOSS OF USE, DATA, BUSINESS OR PROFITS) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY OR OTHERWISE, AND WHETHER OR NOT ANY PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE,

OTHER THAN (A) THE PARTNERSHIP’S INTENTIONAL, WILLFUL, GROSSLY NEGLIGENT AND/OR REPETITIVE BREACH OF WES’ CONFIDENTIAL INFORMATION AND ANY INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RELATED TO THE UPDATES, UPGRADES, ENHANCEMENTS OR DERIVATIVE WORKS PROVIDED TO WES AND ITS AFFILIATES PURSUANT TO SECTION 4.1, OR (B) WES’ (OR ANY AFFILIATE OF WES) OR WBE’S (OR ANY AFFILIATE OF WBE) INTENTIONAL, WILLFUL, GROSSLY NEGLIGENT AND/OR REPETITIVE BREACH OF THE PARTNERSHIP’S CONFIDENTIAL INFORMATION, ANY INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RELATED TO THE ATLAS SOFTWARE OR ANY BREACH OF THE LICENSE PROVISIONS IN SECTION 3 HEREIN.

9.2                                 IN CONNECTION WITH A CLAIM, DEMAND OR CAUSE OF ACTION BY ONE PARTY AGAINST ANOTHER (OR ITS AFFILIATES OR THE APPROPRIATE PARTNERSHIP ENTITY OR ENTITIES) TO RECOVER DAMAGES BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OF SERVICES UNDER THIS AGREEMENT OR BASED UPON OR ARISING OUT OF ACTIONS OR INACTIONS OF A PARTY (OR ITS AFFILIATE OR A PARTNERSHIP ENTITY OR ENTITIES) ANCILLARY TO THE PERFORMANCE OF SERVICES, WHETHER SUCH CLAIM IS FOUNDED UPON THEORIES OF NEGLIGENCE, BREACH OF WARRANTY, STRICT TORT LIABILITY, BREACH OF CONTRACT, OR THE VIOLATION OF ANY OTHER APPLICABLE LEGAL DUTY OR STANDARD, THE AMOUNT OF DAMAGES TO BE RECOVERED BY SUCH PARTY WITH RESPECT TO SUCH CLAIM, DEMAND OR CAUSE OF ACTION SHALL BE REDUCED BY A PERCENTAGE EQUAL TO THAT PARTY’S PERCENTAGE OF RESPONSIBILITY OR FAULT AND SUCH PARTY SHALL HAVE NO RIGHT TO RECOVER DAMAGES IF ITS PERCENTAGE OF RESPONSIBILITY OR FAULT EXCEEDS FIFTY PERCENT (50%).

9.3                                 SUBJECT TO SECTION 9.2 ABOVE, IN CONNECTION WITH A CLAIM, DEMAND OR CAUSE OF ACTION BY ONE PARTY AGAINST ANOTHER (OR ITS AFFILIATES OR A PARTNERSHIP ENTITY OR ENTITIES) TO RECOVER DAMAGES BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OF THE SERVICES UNDER THIS AGREEMENT OR BASED UPON OR ARISING OUT OF ACTIONS OR INACTIONS OF SUCH PARTY (OR ITS AFFILIATES OR A PARTNERSHIP ENTITY OR ENTITIES) ANCILLARY TO THE PERFORMANCE OF SERVICES, WHETHER SUCH CLAIM IS FOUNDED UPON THEORIES OF NEGLIGENCE, BREACH OF WARRANTY, STRICT TORT LIABILITY, BREACH OF CONTRACT OR THE VIOLATION OF ANY OTHER APPLICABLE LEGAL DUTY OR STANDARD, SUCH PARTY (OR ITS AFFILIATES

OR PARTNERSHIP ENTITY OR ENTITIES) SHALL BE LIABLE TO SUCH CLAIMANT ONLY FOR THAT PERCENTAGE OF CLAIMANT’S DAMAGES WHICH ARE EQUAL TO SUCH PARTY’S (OR ITS AFFILIATES OR A PARTNERSHIP ENTITY’S OR ENTITIES’) PERCENTAGE OF RESPONSIBILITY OR FAULT WITH RESPECT TO THE CLAIM, DEMAND OR CAUSE OF ACTION FOR WHICH DAMAGES ARE ALLOWED.  TO THE EXTENT THAT THE ACTIONS OR INACTIONS OF SOME OTHER ENTITY (EVEN AN ENTITY WHICH HAS SETTLED WITH CLAIMANT) CAUSED OR CONTRIBUTED TO CAUSE IN ANY WAY CLAIMANT’S HARM FOR WHICH RECOVERY OF DAMAGES IS SOUGHT, THE PARTY AGAINST WHOM THE CLAIM IS BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) SHALL NOT BE RESPONSIBLE TO CLAIMANT FOR THE PERCENTAGE OF CLAIMANT’S DAMAGES ATTRIBUTABLE TO ANY SUCH THIRD PARTY FOR WHOSE CONDUCT THE PARTY AGAINST WHOM THE CLAIM IS BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) IS NOT LEGALLY LIABLE.  IN THE EVENT THAT CLAIMANT SETTLES WITH A THIRD PARTY OR RECOVERS FUNDS FROM ANY SOURCE WITH RESPECT TO A CLAIM, DEMAND OR CAUSE OF ACTION BROUGHT BY CLAIMANT AGAINST PARTY AGAINST WHOM THE CLAIM IS BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES), THE PARTY AGAINST WHOM THE CLAIM IS BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) SHALL BE ENTITLED TO A CREDIT AGAINST THE AMOUNT OF DAMAGES THE CLAIMANT OTHERWISE WOULD BE ENTITLED TO RECOVER AGAINST THE PARTY AGAINST WHOM THE CLAIM IS BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) IN THE SUM OF THE DOLLAR AMOUNTS OF ALL SUCH SETTLEMENTS OR PAYMENTS RECEIVED BY CLAIMANT FROM OTHER SOURCES.

9.4                                 IN THE EVENT THAT A PARTY HEREUNDER BELIEVES THAT IT HAS A CLAIM AGAINST ANOTHER PARTY (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) FOR DAMAGES ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OF THE SERVICES UNDER THIS AGREEMENT OR BASED UPON OR ARISING OUT OF ACTIONS OR INACTIONS OF THE PARTY AGAINST WHOM THE CLAIM MAY BE BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) ANCILLARY TO THE PERFORMANCE OF SERVICES, WHETHER SUCH CLAIM IS FOUNDED UPON THEORIES OF NEGLIGENCE, BREACH OF WARRANTY, STRICT TORT LIABILITY, BREACH OF CONTRACT OR THE VIOLATION OF ANY OTHER APPLICABLE LEGAL DUTY OR STANDARD, THE CLAIMANT SHALL PROMPTLY SO NOTIFY THE PARTY AGAINST WHOM THE

CLAIM MAY BE BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES).  THE PARTY AGAINST WHOM THE CLAIM MAY BE BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) SHALL THEREAFTER ENDEAVOR IN GOOD FAITH TO RESOLVE THE CLAIM WITH THE CLAIMANT.  IT IS EXPRESSLY AGREED THAT THE STATUTE OF LIMITATIONS GOVERNING ANY AND ALL CAUSES OF ACTION THAT SUCH CLAIMANT MAY HAVE AGAINST THE PARTY AGAINST WHOM THE CLAIM MAY BE BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OF THE SERVICES UNDER THIS AGREEMENT OR BASED UPON OR ARISING OUT OF ACTIONS OR INACTIONS OF THE PARTY AGAINST WHOM THE CLAIM MAY BE BROUGHT (OR ITS AFFILIATES OR PARTNERSHIP ENTITY OR ENTITIES) ANCILLARY TO THE PERFORMANCE OF SERVICES, WHETHER SUCH CLAIM IS FOUNDED UPON THEORIES OF NEGLIGENCE, BREACH OF WARRANTY, STRICT TORT LIABILITY, BREACH OF CONTRACT OR THE VIOLATION OF ANY OTHER APPLICABLE LEGAL DUTY OR STANDARD, SHALL BE ONE (1) YEAR FROM THE DATE THAT THE CLAIMANT KNEW OR THROUGH REASONABLE DILIGENCE SHOULD HAVE KNOWN OF THE FACTS GIVING RISE TO THE CAUSE OF ACTION.

9.5                                 A PARTY’S TOTAL AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, IN CONTRACT, TORT, OR OTHERWISE, SHALL NOT EXCEED THE TOTAL AMOUNT PAID TO THE PARTNERSHIP (OR ANY PARTNERSHIP ENTITY OR ENTITIES) (I) IN THE CALENDAR YEAR IN WHICH THE CLAIM OR CAUSE OF ACTION AROSE AND (II) FOR THE PARTNERSHIP’S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

9.6                                 THE EXCLUSIVE REMEDY (IN LIEU OF ANY OTHER REMEDY AT LAW OR IN EQUITY) OF ANY OF WES, A LICENSEE OR A SUB-LICENSEE FOR ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT, AND THE PARTNERSHIP’S (AND ANY PARTNERSHIP ENTITY’S OR ENTITIES’) ENTIRE LIABILITY TO WES, A LICENSEE OR A SUB-LICENSEE IS SET FORTH IN THIS SECTION 9.

9.7                                 IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.  WES AND

THE PARTNERSHIP EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN WES AND THE PARTNERSHIP OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE SUBJECT MATTER OF THIS AGREEMENT.

10.                               TERM AND TERMINATION

10.1                           Term.  This Agreement commences as of the Effective Date and shall remain in force for so long as WES, an Affiliated assignee, WBE or any Affiliate sub-licensee continues to use the ATLAS 2000 System in accordance with the terms of this Agreement.

10.2                           Termination.  This Agreement and the licenses granted hereunder shall terminate upon the earliest to occur of the following:  (i) thirty (30) days after the Partnership gives WES notice of a material breach of any provision of this Agreement, unless such breach is cured within thirty (30) days of such notice; (ii) with respect to WES or an individual licensee or sub-licensee, thirty (30) days after such party gives the Partnership written notice of the party’s desire to terminate this Agreement, for any reason; or (iii) immediately with respect to WES or an individual licensee or sub-licensee if such party files for bankruptcy (subject to an automatic stay ordered by a Federal Bankruptcy Court), becomes insolvent, ceases to do business or makes an assignment for the benefit of creditors.

10.3                           Duties Upon Termination.  Upon any termination hereunder, the licenses hereunder are terminated (and all rights in and to the ATLAS Software granted pursuant to such licenses shall terminate).  The terminated party or parties shall immediately cease all use of the ATLAS Software and shall irretrievably delete and/or remove such software from all computer hardware and storage media.  Within thirty days after any termination, the terminated party or parties shall deliver to the Partnership at the party’s or parties’ sole expense (adequately packaged and insured for safe delivery) or destroy all copies of (i) the ATLAS Software in every form and (ii) all Confidential Information of the Partnership.  To the extent that the Partnership has any Confidential Information of a terminated party, the Partnership within thirty days after any termination will deliver to such party at the Partnership’s sole expense or destroy all copies of all Confidential Information of the terminated party.

10.4                           Survival.  The rights and obligations of the parties contained in Sections 2, 5, 6, 8, 9, 10, and 11 will survive any termination of this Agreement.

11.                               GENERAL

11.1                           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal and substantive laws of New York and without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction.

11.2                           Relationship of the Parties.  The parties to this Agreement are independent contractors and this Agreement will not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties.  No party will have the power to bind the others or incur obligations on the others’ behalf without the other’s prior written consent.

11.3                           Severability.  If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

11.4                           Waiver.  No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

11.5                           Notice.  All notices required or permitted under this Agreement will be in writing and delivered by confirmed facsimile transmission, by courier or overnight delivery service, or by certified mail, and in each instance will be deemed given upon receipt.  All communications will be sent to the addresses set forth below or to such other address as may be specified by a party to the others in accordance with this Section 11.5.

To WES:	To the Partnership:

One Williams Center	c/o WEG GP LLC
Tulsa, Oklahoma 74172	One Williams Center
Attention: Mr. Tony Gehres	Tulsa, Oklahoma 74172
Facsimile: (918) 573-4503	Attention: Mr. Lonny Townsend
Facsimile: (918) 573-6928

11.6                           Continuing Cooperation; Successors and Assigns.  The parties to this Agreement hereby agree to cooperate in good faith to give full legal effect to the transactions provided for in this Agreement, including, without limitation, by executing, delivery and/or filing such other instruments or certificates as may be reasonably requested by the other party to this Agreement.  The provisions of the immediately preceding sentence shall survive the consummation of the transactions contemplated by this Agreement.  Each of the Partnership and WES may, upon written notice to, but without the prior consent of, the other party, assign or transfer its rights hereunder to the Buyer or any Partnership Entity (in the case of the Partnership) or any Affiliate of

WES (in the case of WES) and, if so assigned or transferred, such transferee shall be entitled to enforce the rights hereunder so transferred or assigned as if it were a named party hereto, but no such transfer or assignment shall relieve the transferor of its obligations hereunder.  This Agreement shall be binding upon, and inure to the benefit of, the heirs, devises, executors, administrators, legal representatives, successors and permitted assigns of the parties hereto.

11.7                           Force Majeure. Except for any obligation to make payments, no party will be liable for any failure or delay in its performance under this Agreement due to causes beyond its reasonable control, including, but not limited to, acts of God, war, riot, embargoes, terrorism, acts of civil or military authorities, strikes, lockouts, fire, floods, earthquakes, accidents, strikes, or fuel crises.

11.8                           Entire Agreement.  This Agreement, together with the exhibits attached hereto, and the provisions of the Purchase Agreement relating hereto, represent the entire agreement and understanding of the parties hereto and thereto with reference to the matters set forth herein and no representations or warranties have been made in connection herewith other than those expressly set forth herein or therein.  This Agreement, together with the exhibits attached hereto, and the provisions of the Purchase Agreement relating hereto, supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter hereof and all prior drafts of such documents (including Exhibit 1.2(a)(iv)(3) to the Purchase Agreement).  No prior drafts of such documents and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving such documents.

11.9                           Counterparts.  This Agreement may be executed in two counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument.

11.10                     Publicity.  The parties agree to make appropriate public press announcements to announce this Agreement, at a mutually agreeable time and in a mutually agreeable format and manner.

11.11                     Third-party Beneficiaries.  This Agreement shall inure solely to the benefit of and be binding upon WES and the Partnership and their respective successors and permitted assigns and no other person shall have any right, remedy, or claim under or by reason of this Agreement.

                IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

WILLIAMS ENERGY PARTNERS L.P.		WILLIAMS ENERGY SERVICES, LLC

By:	WEG GP LLC
its General Partner

By:	/s/ Don R. Wellendorf	By:	/s/ Phillip D. Wright
Name:	Don R. Wellendorf	Name:	Phillip D. Wright
Title:	Authorized Signatory	Title:	Authorized Signatory